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                                                                 EXHIBIT 10.2


PRICEWATERHOUSE COOPERS

                                                 PricewaterhouseCoopers LLP
                                                 West London Office
                                                 Harman House
                                                 1 George Street
                                                 Uxbridge UB8 1QQ
                                                 Telephone +44 (0) 1895 273333
                                                 Facsimile +44 (0) 1895 274777


                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-13388 and 333-13390) of Bookham Technology plc of our report dated March 14, 2001, relating to the financial statements of Bookham Technology plc, which appears in this Annual Report on Form 20-F/A. We also consent to the reference to us under the heading "Selected Consolidated Financial Data" which appears in this Form 20-F/A.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
West London, England
December 16, 2003